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                                                                EXHIBIT 10.10(d)


                  AMENDMENT NO. 3 ("AMENDMENT"), dated as of July 24, 2000, to the Amended and Restated Credit Agreement, dated as of March 10, 2000 (as the same may be amended, restated, supplemented and/or modified from time to time in accordance with its terms, the "CREDIT AGREEMENT"), by and between VIASOURCE COMMUNICATIONS, INC. (the "BORROWER") and GENERAL ELECTRIC CAPITAL CORPORATION (the "LENDER"). All capitalized terms used herein and not otherwise defined shall have the meanings assigned to such terms in the Credit Agreement.

                  The Borrower has requested the consent of Lender to waive and/or amend certain financial covenants set forth in the Credit Agreement and the Lender is willing to grant such requests.

                  Accordingly, the parties hereto agree as follows:

                  Section 1. AMENDMENT

                  (a) Section 1.1 of the Credit Agreement is hereby amended by amending the definition of "EBITDA" appearing therein by inserting the following language at the conclusion of the first sentence thereof:

                           (vii) plus the increase in the deferred revenue
                  account during the measurement period (viii) less the decrease in the deferred revenue account during the measurement period, and (ix) up to $3,600,000 of actual expenses related to the merger of each of Excalibur Cable Communications, Ltd. ("Excalibur") and Telecore, Inc., Initial Public Offering costs, and cash incentive compensation paid to certain Excalibur employees for each of the periods ending 9/30/00, 12/31/00 and 3/31/01.

                  (b) Section 1.1 of the Credit Agreement is hereby amended by inserting the following definition in its proper alphabetical order:

                           "DEBT SERVICE COVERAGE" means, with respect to any
                  Person, the ratio of (x) EBITDA to (y) the sum of (i) Consolidated Interest Expense and (ii) principal payments on Indebtedness during such measuring period.

                  (c) Section 6.7(a) of the Credit Agreement is hereby amended by amending and restating the table appearing therein in its entirety as follows:

                  PERIOD                                        RATIO
                  ------                                        -----

         July 1, 2000 through September 30, 2000                7.0:1.0

         October 1, 2000 through December 31, 2000              6.5:1.0

         January 1, 2001 through March 30, 2001                 3.5:1.0

         March 31, 2001 and thereafter                          3.0:1.0

                  (d) Section 6.7(b) of the Credit Agreement is hereby amended and restated in its entirety as follows:

                  "(b) FIXED CHARGE COVERAGE RATIO. The Fixed Charge Coverage Ratio for the rolling four quarter period ending as of the end of the fiscal quarters listed below shall not be less that the ratio indicated below:






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                           PERIOD                                     RATIO
                           ------                                     -----

                  January 1, 2001 through March 30, 2001             0.5:1.0

                  March 31, 2001 through June 29, 2001               0.75:1.0

                  June 30, 2001 and thereafter                       1.0:1.0

                  (e) Section 6.7(c) of the Credit Agreement is hereby amended by amending and restating the table appearing therein in its entirety as follows:

                           PERIOD                                      RATIO
                           ------                                      -----

                  July 1, 2000 through September 30, 2000             3.5:1.0

                  October 1, 2000 through December 31, 2000           3.0:1.0

                  January 1, 2001 and thereafter                      2.0:1.0

                  (f) Section 6.7 of the Credit Agreement is hereby amended by inserting the following subsection immediately after subsection (c) appearing therein:

                           (d) DEBT SERVICE COVERAGE RATIO. The Debt Service Coverage Ratio for each day of the rolling four quarter period ending as of each day during each period listed below shall not exceed the ratio indicated below:

                           PERIOD                                      RATIO
                           ------                                      -----

                  July 1, 2000 through September 30, 2000             1.15:1.0

                  October 1, 2000 through December 31, 2000           1.15:1.0

                  January 1, 2001 through March 31, 2001              1.5:1.0

                  April 1, 2001 and thereafter                        1.75:1.0

                  Section 2. WAIVER

                  The Lender hereby waives compliance by the Borrower for the Borrower's second fiscal quarter ended June 30, 2000 with the requirements of Sections 6.7(a), (b), (c) and Section 6.4(iii).

                  Section 4. REPRESENTATIONS AND ADDITIONAL PROVISIONS

                  1. The Borrower represents and warrants that (i) after giving effect to this Amendment, no Default or Event of Default is continuing, (ii) the Borrower has taken all necessary action to authorize the execution, delivery and performance of this Amendment and (iii) the Credit Agreement, as amended by this Amendment, is duly enforceable against the Borrower.

                  2. Except as expressly set forth in this Amendment, the terms, provisions and conditions of the Credit Agreement and other Loan Documents are unchanged, and such agreements shall remain in full force and effect and are hereby confirmed and ratified.

                  3. The Borrower shall pay all out-of-pocket expenses incurred by the Lender in connection with the transactions contemplated hereby under this Amendment, including but not limited to fees and expenses of Kaye, Scholer, Fierman, Hays & Handler LLP, counsel to the Lender.




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                  4. The term "Agreement", "hereof", "herein" and similar terms as used in the Credit Agreement, and references in the Loan Documents to the Credit Agreement shall mean and refer to, from and after the effectiveness of this Amendment, the Credit Agreement as amended by this Amendment. Except as herein specifically agreed, the Credit Agreement and the Loan Documents are hereby ratified and confirmed and shall remain in full force and effect according to their respective terms.

                  5. This Amendment shall be effective upon receipt by the Lender of five fully executed copies hereof.

                  6. This Amendment may be executed in any number of counterparts, and all such counterparts taken together shall constitute one and the same instrument. Signature pages may be detached from counterpart documents and reassembled to form duplicate executed originals. Delivery of an executed counterpart of a signature page to this Amendment by telecopier shall be effective as delivery of a manually executed signature page hereto.

                  7. THIS AMENDMENT AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES HEREUNDER SHALL, IN ACCORDANCE WITH SECTION 5-1401 OF THE GENERAL OBLIGATIONS LAW OF THE STATE OF NEW YORK, BE GOVERNED BY THE LAWS OF THE STATE OF NEW YORK, WITHOUT REGARD TO ANY CONFLICTS OF LAWS PRINCIPLES THEREOF THAT WOULD CALL FOR THE APPLICATION OF THE LAWS OF ANY OTHER JURISDICTION.


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                  IN WITNESS WHEREOF, the parties hereto have caused this
Amendment to be duly executed by their respective authorized officers as of the day and year first above written.

                                VIASOURCE COMMUNICATIONS, INC.

                                By: /s/ CRAIG A. RUSSEY
                                    -------------------------------------------
                                         Name: Craig A. Russey
                                         Title: President and Chief Executive
                                                Officer

                                GENERAL ELECTRIC CAPITAL
                                CORPORATION

                                By: /s/ STEPHEN W. HIPP
                                    -------------------------------------------
                                         Name: Stephen W. Hipp
                                         Title: Authorized Signatory


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